UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2024

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2024, Tetra Tech, Inc. (“Tetra Tech”) reported its financial results for the third fiscal quarter ended June 30, 2024. A copy of the press release is attached to this report as Exhibit 99.1.

Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

Dividend

On July 31, 2024, Tetra Tech announced that its Board of Directors has declared a $0.29 per share quarterly cash dividend. The dividend is payable on August 30, 2024 to stockholders of record as of the close of business on August 15, 2024.

Stock Split

Also on July 31, 2024, the Company announced a five-for-one forward stock split of the Company’s common stock. The stock split will be effected through an amendment to the Company’s Restated Certificate of Incorporation, which will result in a proportionate increase in the number of shares of authorized common stock. As a result of the stock split, each record holder of common stock as of the close of market on Thursday, September 5, 2024, will receive four additional shares of common stock, to be distributed after the close of market on Friday, September 6, 2024. Trading is expected to commence on a split-adjusted basis at market open on Monday, September 9, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated July 31, 2024, reporting the financial results for Tetra Tech’s third fiscal quarter ended June 30, 2024, and the declaration of a quarterly cash dividend.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: July 31, 2024	By:	/s/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer

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